UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2014

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

Delaware	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

U.S. Bancorp’s 2014 Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) was filed with the Securities and Exchange Commission on March 4, 2014. The Proxy Statement includes descriptions of the duties of U.S. Bancorp’s lead director as set forth in U.S. Bancorp’s Corporate Governance Guidelines. The Proxy Statement describes those duties as including, among other things (i) setting the Board’s agenda jointly with the chief executive officer and (ii) overseeing the scope, quantity and timing of the flow of information from management to the Board. In fact, U.S. Bancorp’s current Corporate Governance Guidelines provide that the lead director has sole authority to approve Board meeting agendas and the information sent from management to the Board.

U.S. Bancorp’s Corporate Governance Guidelines are attached hereto as Exhibit 99.1. The Corporate Governance Guidelines can also be accessed on U.S. Bancorp’s corporate website by going to usbank.com and clicking on “About U.S. Bank,” then “Investor Relations” and “Corporate Governance.” Any future updates to the Corporate Governance Guidelines will be posted on the company’s website.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	U.S. Bancorp Corporate Governance Guidelines

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

Date: March 14, 2014	By:	/s/ James L. Chosy
James L. Chosy
Executive Vice President, General Counsel and Corporate Secretary